Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Sphere 3D Corp. (the “Registrant”) on Form 10-Q for the quarterly period ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter Tassiopoulos, Chief Executive Officer of the Registrant, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 13, 2019

/s/ Peter Tassiopoulos
Peter Tassiopoulos
Chief Executive Officer
In connection with the Quarterly Report of Sphere 3D Corp. (the “Registrant”) on Form 10-Q for the quarterly period ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kurt L. Kalbfleisch, Senior Vice-President and Chief Financial Officer of the Registrant, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2019

/s/ Kurt L. Kalbfleisch
Kurt L. Kalbfleisch
Senior Vice-President and
Chief Financial Officer